                                                                    Exhibit 10.1

                     AMENDMENT NO. 6 TO AMENDED AND RESTATED
                                CREDIT AGREEMENT

      This AMENDMENT NO. 6 TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment No. 6"), dated as of November 3, 2004 is made among GENCORP INC., an Ohio corporation ("Borrower"), DEUTSCHE BANK TRUST COMPANY AMERICAS, for itself, as a Lender and as Administrative Agent for the Lenders ("Administrative Agent"), and the other Lenders signatory to the hereinafter defined Credit Agreement.

                                    RECITALS

      A. The Administrative Agent, the Lenders and the Borrower are party to that certain Amended and Restated Credit Agreement dated as of December 28, 2000 and amended and restated as of October 2, 2002 (as amended by that certain Amendment No. 1 to Amended and Restated Credit Agreement and Limited Waiver and Consent dated as of July 29, 2003 ("Amendment No. 1"), that certain Amendment No. 2 to Amended and Restated Credit Agreement dated as of August 25, 2003 ("Amendment No. 2"), that certain Amendment No. 3 to Amended and Restated Credit Agreement and Limited Waiver dated as of December 31, 2003 ("Amendment No. 3"), that certain Amendment No. 4 to Amended and Restated Credit Agreement, Consent and Waiver dated as of August 30, 2004 ("Amendment No. 4"), and that certain Amendment No. 5 to Amended and Restated Credit Agreement dated as of October 13, 2004 ("Amendment No. 5") (collectively with Amendment No. 1, Amendment No. 2, Amendment No. 3, Amendment No. 4 and Amendment No. 5, and as further amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement").

      B. On and subject to the terms and conditions hereof, the Administrative Agent, the Lenders and the Borrower wish to amend or waive certain provisions of the Credit Agreement as set forth herein, all subject to the express terms and conditions specified in this Amendment No. 6.

      C. This Amendment No. 6 shall constitute a Loan Document and these Recitals shall be construed as part of this Amendment No. 6; capitalized terms used herein without definition are so used as defined in the Credit Agreement.

      NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, the parties hereto agree as follows:

      1. Amendments to Credit Agreement. On the Amendment Effective Date (as hereinafter defined), the Credit Agreement is hereby amended as follows:

            (a) Section 8.1 of the Credit Agreement shall be amended by inserting the following new paragraph immediately after the last paragraph thereof as follows:

      "Notwithstanding any provision in the Credit Agreement to the contrary, including, without limitation, Section 8.1 thereof, the Required Lenders hereby consent to the recording by Granite Construction Company or Aerojet of (i) that certain "Declaration of Restrictions" (as defined in the Agreement Granting Right to Mine Aggregates between Aerojet and Granite Construction Company), and (ii) one or more "Deed Restrictions" (as defined in the Agreement Granting Right to Mine Aggregates between Aerojet and Granite Construction Company), which Declaration of Restrictions and Deed Restrictions shall be recorded against portions of the Mortgaged California Real Estate."

      2. Representations and Warranties. As of the date hereof, the Borrower hereby represents and warrants to the Administrative Agent and the Lenders as follows:

            (a) After giving effect to this Amendment No. 6 and the transactions contemplated hereby (i) no Unmatured Event of Default or Event of Default shall have occurred or be continuing and (ii) the representations and warranties of the Borrower contained in the Loan Documents shall each be true and correct in all material respects at and as of the date hereof to the same extent as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date in which event such representation and warranties shall be true and correct as of such specified date.

            (b) The execution, delivery and performance, as the case may be, by the Borrower of this Amendment No. 6 and the other Loan Documents and transactions contemplated hereby are within the Borrower's corporate powers, have been duly authorized by all necessary corporate action (including, without limitation, all necessary shareholder approvals) of the Borrower, shall have received all necessary governmental approvals, and do not and will not contravene or conflict with any provision of law applicable to the Borrower, the certificate or articles of incorporation or bylaws of the Borrower, or any order, judgment or decree of any court or other agency of government or any contractual obligation binding upon the Borrower.

            (c) Each of this Amendment No. 6, the Credit Agreement and any other Loan Document is the legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its respective terms, except to the extent enforceability is limited by bankruptcy, insolvency or similar laws affecting the rights of creditors generally or by application of general principles of equity.

      3. Conditions. This Amendment No. 6 shall become effective on the date first written above in the preamble to this Amendment No. 6 (the "Amendment Effective Date"); provided, that the Administrative Agent shall have received:

                                        5
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            (a) counterparts of this Amendment No. 6 duly executed by the
      Borrower, the Subsidiary Guarantors, the Administrative Agent and the percentage of Lenders required by the Credit Agreement; and

            (b) from the Borrower all fees and expenses of legal counsel due and payable pursuant to Section 12.4 of the Credit Agreement (to the extent then invoiced).

      4. Affirmation of Subsidiary Guarantors. By its signature set forth below, each Subsidiary Guarantor hereby confirms to the Administrative Agent and the Lenders that, after giving effect to this Amendment No. 6 and the transactions contemplated hereby, the Subsidiary Guaranty of such Subsidiary Guarantor and each other Loan Document to which such Subsidiary Guarantor is a party continues in full force and effect and is the legal, valid and binding obligation of such Subsidiary Guarantor, enforceable against such Subsidiary Guarantor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability.

      5. Successors and Assigns. This Amendment No. 6 shall be binding on and shall inure to the benefit of the Borrower, the Administrative Agent, the Lenders and their respective successors and assigns; provided that the Borrower may not assign its rights, obligations, duties or other interests hereunder without the prior written consent of the Administrative Agent and the Lenders. The terms and provisions of this Amendment No. 6 are for the purpose of defining the relative rights and obligations of the Borrower, the Administrative Agent and the Lenders with respect to the transactions contemplated hereby and there shall be no third party beneficiaries of any of the terms and provisions of this Amendment No. 6.

      6. Entire Agreement. This Amendment No. 6, the Credit Agreement (as amended hereby) and the other Loan Documents constitute the entire agreement of the parties with respect to the subject matter hereof.

      7. Incorporation of Credit Agreement. The provisions contained in Sections 12.4, 12.9 and 12.10 of the Credit Agreement are incorporated herein by reference to the same extent as if reproduced herein in their entirety with respect to this Amendment No. 6.

      8. Amendment; Waiver. The parties hereto agree and acknowledge that nothing contained in this Amendment No. 6 in any manner or respect limits or terminates any of the provisions of the Credit Agreement or any of the other Loan Documents other than as amended as expressly set forth herein and further agree and acknowledge that the Credit Agreement (as amended hereby) and each of the other Loan Documents remain and continue in full force and effect and are hereby ratified and confirmed. The execution, delivery and effectiveness of this Amendment No. 6 shall not operate as a waiver of any rights, power or remedy of the Lenders or the Administrative Agent under the Credit Agreement or any other Loan Document, nor constitute a waiver of any provision of the Credit Agreement or any other Loan Document. No delay on the part of any Lender or the Administrative Agent in exercising any of their respective rights, remedies, powers and privileges under the Credit Agreement or any of the Loan Documents or partial or single exercise thereof, shall constitute a waiver thereof. On and after

                                       6
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the Amendment Effective Date, each reference in the Credit Agreement to "this
Agreement," "hereunder," "hereof," "herein" or words of like import, and each reference to the Credit Agreement in the Loan Documents and all other documents delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended hereby.

      9. Captions. Section captions used in this Amendment No. 6 are for convenience only, and shall not affect the construction of this Amendment No. 6.

      10. Severability. Whenever possible each provision of this Amendment No. 6 shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Amendment No. 6 shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment No. 6.

      11. Counterparts. This Amendment No. 6 may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment No. 6 by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment No. 6.

                      [signature pages immediately follows]

                                       7
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      IN WITNESS WHEREOF, this Amendment No. 6 has been duly executed as of the date first written above.

                                             GENCORP INC.

                                             By: /s/ Terry L. Hall
                                                 ------------------------------
                                                  Name: Terry L. Hall
                                                  Title: Chairman, President and
                                                         Chief Executive Officer

                        Signature Page to Amendment No. 6

                                              AEROJET-GENERAL CORPORATION,
                                              as Subsidiary Guarantor

                                              By: /s/ Yasmin R. Seyal
                                                  ------------------------
                                                   Name: Yasmin R. Seyal
                                                   Title: Treasurer

                        Signature Page to Amendment No. 6

                                              AEROJET ORDNANCE TENNESSEE, INC.,
                                              as Subsidiary Guarantor

                                              By: /s/ Nabara Kazimi
                                                  ------------------------------
                                                   Name: Nabara Kazimi
                                                   Title: Assistant Treasurer

                        Signature Page to Amendment No. 6

                                              GENCORP PROPERTY INC.,
                                              as Subsidiary Guarantor

                                              By: /s/ Terry L. Hall
                                                  --------------------
                                                   Name: Terry L. Hall
                                                   Title: President

                        Signature Page to Amendment No. 6

                                              GDX LLC, as Subsidiary Guarantor

                                              By: /s/ Terry L. Hall
                                                  ----------------------------
                                                   Name: Terry L. Hall
                                                   Title: President

                        Signature Page to Amendment No. 6

                                              AEROJET FINE CHEMICALS LLC,
                                              as Subsidiary Guarantor

                                              By: /s/ Yasmin R. Seyal
                                                  -----------------------
                                                   Name: Yasmin R. Seyal
                                                   Title: Treasurer

                        Signature Page to Amendment No. 6

                                             AEROJET INVESTMENTS LTD.,
                                             as Subsidiary Guarantor

                                             By: /s/ Frank V. Fogarty
                                                 ------------------------------
                                                  Name: Frank V. Fogarty
                                                  Title: Vice President Chief
                                                         Financial Officer and
                                                         Treasurer

                        Signature Page to Amendment No. 6

                                              RKO GENERAL, INC.,
                                              as Subsidiary Guarantor

                                              By: /s/ Terry L. Hall
                                                  --------------------
                                                   Name: Terry L. Hall
                                                   Title: President

                        Signature Page to Amendment No. 6

                                            DEUTSCHE BANK TRUST COMPANY
                                            AMERICAS, as Lender, Administrative
                                            Agent and Facing Agent

                                            By: /s/ Marguerite Sutton
                                                -------------------------------
                                                 Name: Marguerite Sutton
                                                 Title: Vice President

                        Signature Page to Amendment No. 6

                                            BANK ONE, NA,
                                            as Lender

                                            By: /s/ Stephen C. Price
                                                -------------------------
                                                 Name: Stephen C. Price
                                                 Title: Managing Director

                        Signature Page to Amendment No. 6

                                            ABN AMRO BANK N.V.
                                            as Lender

                                            By: /s/ Terrence J. Ward
                                                ----------------------------
                                                 Name: Terrence J. Ward
                                                 Title: Senior Vice President

                                            By: /s/ Peter J. Hallan
                                                ----------------------------
                                                 Name: Peter J. Hallan
                                                 Title: Vice President

                        Signature Page to Amendment No. 6

                                            THE BANK OF NEW YORK
                                            as Lender

                                            By: /s/ Elizabeth T. Ying
                                                ---------------------------
                                                 Name: Elizabeth T. Ying
                                                 Title: Vice President

                        Signature Page to Amendment No. 6

                                            THE BANK OF NOVA SCOTIA,
                                            as Lender

                                            By: /s/ Mark Sparrow
                                                --------------------
                                                 Name: Mark Sparrow
                                                 Title: Director

                        Signature Page to Amendment No. 6

                                            NATIONAL CITY BANK,
                                            as Lender

                                            By: /s/ Kenneth M. Blackwell
                                                --------------------------
                                                 Name: Kenneth M. Blackwell
                                                 Title: Vice President

                        Signature Page to Amendment No. 6

                                            WELLS FARGO BANK, N.A.,
                                            as Lender

                                            By: /s/ Gregory J. Mellor
                                                -----------------------
                                                 Name: Gregory J. Mellor
                                                 Title: Vice President

                        Signature Page to Amendment No. 6

                                            Wachovia Bank NA

                                            By: /s/ Robert G. McGill, Jr.
                                                ---------------------------
                                                 Name: Robert G. McGill, Jr.
                                                 Title: Director

                        Signature Page to Amendment No. 6

                                            ING CAPITAL LLC,
                                            as Lender

                                            By: /s/ David Scott Orner
                                                -----------------------
                                                 Name: David Scott Orner
                                                 Title: Vice President

                        Signature Page to Amendment No. 6

                                            AMMC CDO II, LIMITED,
                                            as Lender

                                            By: American Money Management Corp.,
                                                as Collateral Manager

                                            By: /s/ Chester M. Eng
                                                --------------------------------
                                                 Name: Chester M. Eng
                                                 Title: Senior Vice President

                        Signature Page to Amendment No. 6

                                            C-SQUARED CDO LTD.

                                            By: TRW Advisors, Inc., as its
                                                Portfolio Manager

                                            By: /s/ Richard F. Kurth
                                                ----------------------------
                                                 Name: Richard F. Kurth
                                                 Title: Senior Vice President

                        Signature Page to Amendment No. 6

                                            CELEBRITY CLO LIMITED

                                            By: TCW Advisors, Inc.,
                                                As Agent

                                            By: /s/ Richard F. Kurth
                                                ----------------------------
                                                 Name: Richard F. Kurth
                                                 Title: Senior Vice President

                                            By: /s/ Jonathan R. Insull
                                                ----------------------------
                                                 Name: Jonathan R. Insull
                                                 Title: Managing Director

                        Signature Page to Amendment No. 6

                                            KZH CRESCENT-2 LLC,
                                            as Lender

                                            By: /s/ Joyce Fraser-Bryant
                                                -----------------------
                                                 Name: Joyce Fraser-Bryant
                                                 Title: Authorized Agent


                        Signature Page to Amendment No. 6

                                            KZH CRESCENT-3 LLC,
                                            as Lender

                                            By: /s/ Joyce Fraser-Bryant
                                                -----------------------
                                                 Name: Joyce Fraser-Bryant
                                                 Title: Authorized Agent

                        Signature Page to Amendment No. 6

                                            TCW SELECT LOAN FUND, LIMITED

                                            By:  TCW Advisors, Inc., as its
                                                 Collateral Manager

                                            By: /s/ Richard F. Kurth
                                                ----------------------------
                                                 Name: Richard F. Kurth
                                                 Title: Senior Vice President

                                            By: /s/ Jonathan R. Insull
                                                ----------------------------
                                                 Name: Jonathan R. Insull
                                                 Title: Managing Director

                        Signature Page to Amendment No. 6

                                            FIRST 2004-I CLO, LTD.

                                            By: TCW Advisors, Inc., as its
                                                Collateral Manager

                                            By: /s/ Richard F. Kurth
                                                ----------------------------
                                                 Name: Richard F. Kurth
                                                 Title: Senior Vice President

                                            By: /s/ Jonathan R. Insull
                                                ----------------------------
                                                 Name: Jonathan R. Insull
                                                 Title: Managing Director

                        Signature Page to Amendment No. 6

                                            VELOCITY CLO, LTD.

                                            By: TCW Advisors, Inc., as its
                                                Collateral Manager

                                            By: /s/ Richard F. Kurth
                                                ----------------------------
                                                 Name: Richard F. Kurth
                                                 Title: Senior Vice President

                                            By: /s/ Jonathan R. Insull
                                                ----------------------------
                                                 Name: Jonathan R. Insull
                                                 Title: Managing Director

                        Signature Page to Amendment No. 6

                                            FIRST 2004-II CLO, LTD.

                                            By: TCW Advisors, Inc., as its
                                                Collateral Manager

                                            By: /s/ Richard F. Kurth
                                                -----------------------------
                                                 Name: Richard F. Kurth
                                                 Title: Senior Vice President

                                            By: /s/ Jonathan R. Insull
                                                -----------------------------
                                                 Name: Jonathan R. Insull
                                                 Title: Managing Director

                        Signature Page to Amendment No. 6